Exhibit (m)(1): Calculations of Illustrations for VUL IV/VUL IV — ES NY
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
I. The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	=	Greater of Specified Amount or Percentage of Cash Value
	=	$400,000 or 222% x $12,757.13
	=	$400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$10,428.63
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$122.50
- Monthly Deduction***	$774.60
- Mortality & Expense Charge****	$120.47
+ Hypothetical Rate of Return*****	$(153.93)

=	$12,757	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$64.47
2	$64.48
3	$64.50
4	$64.51
5	$64.53
6	$64.54
7	$64.56
8	$64.57
9	$64.59
10	$64.60
11	$64.62
12	$64.63
Total	$774.60

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(13.29)
2	$(13.21)
3	$(13.12)
4	$(13.04)
5	$(12.95)
6	$(12.87)
7	$(12.78)
8	$(12.70)
9	$(12.62)
10	$(12.53)
11	$(12.45)
12	$(12.36)
Total	$(153.93)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$12,757.13
- Year 5 Surrender Charge	$4,168.00

=	$8,589	(rounded to the nearest dollar)
II. The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	=	Greater of Specified Amount or Percentage of Cash Value
	=	$400,000 or 222% x $15,411.08
	=	$400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$12,204.68
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$122.50
- Monthly Deduction***	$770.21
- Mortality & Expense Charge****	$136.51
+ Hypothetical Rate of Return*****	$735.62

=	$15,411	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$64.17
2	$64.17
3	$64.18
4	$64.18
5	$64.18
6	$64.18
7	$64.19
8	$64.19
9	$64.19
10	$64.19
11	$64.20
12	$64.20
Total	$770.21

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$61.61
2	$61.56
3	$61.50
4	$61.44
5	$61.39
6	$61.33
7	$61.27
8	$61.22
9	$61.16
10	$61.10
11	$61.05
12	$60.99
Total	$735.62
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$15,411.08
- Year 5 Surrender Charge	$4,168.00

=	$11,243	(rounded to the nearest dollar)
III. The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	=	Greater of Specified Amount or Percentage of Cash Value
	=	$400,000 or 222% x $18,531.70
	=	$400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$14,210.07
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$122.50
- Monthly Deduction***	$765.17
- Mortality & Expense Charge****	$154.61
+ Hypothetical Rate of Return*****	$1,863.92

=	$18,532	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$63.84
2	$63.82
3	$63.81
4	$63.80
5	$63.78
6	$63.77
7	$63.76
8	$63.75
9	$63.73
10	$63.72
11	$63.70
12	$63.69
Total	$765.17

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$151.65
2	$152.30
3	$152.95
4	$153.62
5	$154.28
6	$154.96
7	$155.63
8	$156.32
9	$157.01
10	$157.70
11	$158.40
12	$159.11
Total	$1,863.92

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$18,531.70
- Year 5 Surrender Charge	$4,168.00

=	$14,364	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
I. The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	=	Greater of Specified Amount or Percentage of Cash Value
	=	$2,000,000 or 222% x $98,263.91
	=	$2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$79,977.57
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$875.00
- Monthly Deduction***	$3,746.27
- Mortality & Expense Charge****	$918.61
+ Hypothetical Rate of Return*****	$(1,173.78)

=	$98,264	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$311.75
2	$311.83
3	$311.91
4	$311.99
5	$312.07
6	$312.15
7	$312.23
8	$312.31
9	$312.39
10	$312.47
11	$312.55
12	$312.63
Total	$3,746.27

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(100.41)
2	$(99.94)
3	$(99.46)
4	$(98.99)
5	$(98.52)
6	$(98.05)
7	$(97.58)
8	$(97.10)
9	$(96.64)
10	$(96.17)
11	$(95.70)
12	$(95.23)
Total	$(1,173.78)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$98,263.91
- Year 5 Surrender Charge	$20,840.00

=	$77,424	(rounded to the nearest dollar)

II. The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	=	Greater of Specified Amount or Percentage of Cash Value
	=	$2,000,000 or 222% x $118,308.05
	=	$2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$93,336.07
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$875.00
- Monthly Deduction***	$3,713.74
- Mortality & Expense Charge****	$1,039.15
+ Hypothetical Rate of Return*****	$5,599.87

=	$118,308	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$309.54
2	$309.53
3	$309.52
4	$309.51
5	$309.50
6	$309.48
7	$309.47
8	$309.46
9	$309.45
10	$309.44
11	$309.43
12	$309.41
Total	$3,713.74

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$465.13
2	$465.40
3	$465.68
4	$465.95
5	$466.23
6	$466.51
7	$466.79
8	$467.07
9	$467.35
10	$467.64
11	$467.92
12	$468.20
Total	$5,599.87
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$118,308.05
- Year 5 Surrender Charge	$20,840.00

=	$97,468	(rounded to the nearest dollar)
III. The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	=	Greater of Specified Amount or Percentage of Cash Value
	=	$2,000,000 or 222% x $141,839.45
	=	$2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$108,400.01
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$875.00
- Monthly Deduction***	$3,676.37
- Mortality & Expense Charge****	$1,175.05
+ Hypothetical Rate of Return*****	$14,165.87

=	$141,839	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$307.06
2	$306.93
3	$306.81
4	$306.69
5	$306.56
6	$306.43
7	$306.31
8	$306.18
9	$306.05
10	$305.92
11	$305.79
12	$305.65
Total	$3,676.37

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$1,144.18
2	$1,150.61
3	$1,157.08
4	$1,163.61
5	$1,170.19
6	$1,176.83
7	$1,183.52
8	$1,190.26
9	$1,197.06
10	$1,203.91
11	$1,210.82
12	$1,217.78
Total	$14,165.87
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$141,839.45
- Year 5 Surrender Charge	$20,840.00

=	$120,999	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3
I. The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	=	Greater of Specified Amount or Percentage of Cash Value
	=	$400,000 or 222% x $12,059.25
	=	$400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$9,878.42
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$122.50
- Monthly Deduction***	$935.33
- Mortality & Expense Charge****	$114.73
+ Hypothetical Rate of Return*****	$(146.60)

=	$12,059	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$70.34
2	$70.36
3	$70.38
4	$70.40
5	$70.42
6	$70.44
7	$70.45
8	$70.47
9	$70.49
10	$70.51
11	$70.53
12	$70.54
Total	$845.33

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(12.75)
2	$(12.65)
3	$(12.55)
4	$(12.46)
5	$(12.36)
6	$(12.26)
7	$(12.17)
8	$(12.07)
9	$(11.97)
10	$(11.88)
11	$(11.78)
12	$(11.69)
Total	$(146.60)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$12,059.25
- Year 5 Surrender Charge	$4,168.00

=	$7,891	(rounded to the nearest dollar)
II. The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	=	Greater of Specified Amount or Percentage of Cash Value
	=	$400,000 or 222% x $14,602.70
	=	$400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$11,584.73
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$122.50
- Monthly Deduction***	$930.75
- Mortality & Expense Charge****	$130.15
+ Hypothetical Rate of Return*****	$701.36

=	$14,603	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$70.03
2	$70.04
3	$70.04
4	$70.05
5	$70.05
6	$70.06
7	$70.07
8	$70.07
9	$70.08
10	$70.08
11	$70.09
12	$70.09
Total	$840.75

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.15% The monthly interest amounts earned for year 5 are:

Month	Interest
1	$59.10
2	$58.98
3	$58.86
4	$58.75
5	$58.63
6	$58.51
7	$58.39
8	$58.27
9	$58.15
10	$58.03
11	$57.91
12	$57.79
Total	$701.36
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$14,602.70
- Year 5 Surrender Charge	$4,168.00

=	$10,435	(rounded to the nearest dollar)

III. The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	=	Greater of Specified Amount or Percentage of Cash Value
	=	$400,000 or 222% x $17,596.70
	=	$400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$13,513.22
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$122.50
- Monthly Deduction***	$925.47
- Mortality & Expense Charge****	$147.57
+ Hypothetical Rate of Return*****	$1,779.03

=	$17,597	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$69.68
2	$69.67
3	$69.66
4	$69.65
5	$69.64
6	$69.63
7	$69.62
8	$69.61
9	$69.60
10	$69.59
11	$69.57
12	$69.56
Total	$835.47

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$145.50
2	$145.99
3	$146.48
4	$146.97
5	$147.47
6	$147.97
7	$148.48
8	$148.99
9	$149.51
10	$150.03
11	$150.55
12	$151.08
Total	$1,779.03
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$17,596.70
- Year 5 Surrender Charge	$4,168.00

=	$13,429	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4
I. The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	=	Greater of Specified Amount or Percentage of Cash Value
	=	$2,000,000 or 222% x $96,230.99
	=	$2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$78,398.07
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$875.00
- Monthly Deduction***	$4,237.54
- Mortality & Expense Charge****	$901.99
+ Hypothetical Rate of Return*****	$(1,152.55)

=	$96,231	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$345.10
2	$345.20
3	$345.29
4	$345.39
5	$345.49
6	$345.58
7	$345.68
8	$345.77
9	$345.87
10	$345.96
11	$346.06
12	$346.15
Total	$4,147.54

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$(98.85)
2	$(98.33)
3	$(97.82)
4	$(97.31)
5	$(96.80)
6	$(96.30)
7	$(95.79)
8	$(95.28)
9	$(94.77)
10	$(94.27)
11	$(93.76)
12	$(93.26)
Total	$(1,152.55)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$96,230.99
- Year 5 Surrender Charge	$20,840.00

=	$75,391	(rounded to the nearest dollar)
II. The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	=	Greater of Specified Amount or Percentage of Cash Value
	=	$2,000,000 or 222% x $115,964.40
	=	$2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$91,561.26
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$875.00
- Monthly Deduction***	$4,202.09
- Mortality & Expense Charge****	$1,020.81
+ Hypothetical Rate of Return*****	$5,501.04

=	$115,964	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$342.70
2	$342.69
3	$342.69
4	$342.69
5	$342.68
6	$342.68
7	$342.67
8	$342.67
9	$342.66
10	$342.66
11	$342.66
12	$342.65
Total	$4,112.09

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$457.92
2	$458.01
3	$458.10
4	$458.19
5	$458.28
6	$458.37
7	$458.46
8	$458.56
9	$458.65
10	$458.74
11	$458.83
12	$458.93
Total	$5,501.04

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$115,964.40
- Year 5 Surrender Charge	$20,840.00

=	$95,124	(rounded to the nearest dollar)
III. The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit	=	Greater of Specified Amount or Percentage of Cash Value
	=	$2,000,000 or 222% x $139,141.00
	=	$2,000,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$106,410.29
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$875.00
- Monthly Deduction***	$4,161.37
- Mortality & Expense Charge****	$1,154.81
+ Hypothetical Rate of Return*****	$13,921.89

=	$139,141	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 3.5% of each premium payment.

***	The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$339.99
2	$339.86
3	$339.74
4	$339.61
5	$339.48
6	$339.35
7	$339.22
8	$339.09
9	$338.96
10	$338.82
11	$338.69
12	$338.55
Total	$4,071.37

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.15%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$1,126.62
2	$1,132.55
3	$1,138.53
4	$1,144.57
5	$1,150.65
6	$1,156.78
7	$1,162.96
8	$1,169.19
9	$1,175.47
10	$1,181.80
11	$1,188.18
12	$1,194.61
Total	$13,921.89
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$139,141.00
- Year 5 Surrender Charge	$20,840.00

=	$118,301	(rounded to the nearest dollar)